Exhibit 99.1

Atomera Provides Second Quarter 2025 Results

LOS GATOS, Calif. Aug. 5, 2025 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the second quarter ended June 30, 2025.

Recent Company Highlights

•	Announced a strategic collaboration with Incize to advance GaN-on-Si technology for next-gen RF and power devices
•	Joined National Semiconductor Technology Center to accelerate U.S. chip innovation
•	Reached 400 issued and pending patents in intellectual property portfolio

Management Commentary

“As we continue to expand our ecosystem of industry partners and bring exciting new technology to the industry, we are seeing growing interest from potential customers,” said Scott Bibaud, President and CEO. “Right now, Atomera is in a period of heavy customer wafer run activity across multiple technologies that we are confident will lead us to future commercial agreements.”

Financial Results

The Company incurred a net loss of ($5.0) million, or ($0.17) per basic and diluted share in the second quarter of 2025, compared to a net loss of ($4.4) million, or ($0.16) per basic and diluted share, for the second quarter of 2024. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2025 was a loss of ($4.0) million compared to an adjusted EBITDA loss of ($3.6) million in the second quarter of 2024.

The Company had $22.0 million in cash and cash equivalents as of June 30, 2025, compared to $25.8 million of cash and cash equivalents as of December 31, 2024.

The total number of shares outstanding was 31.1 million as of June 30, 2025.

Second Quarter 2025 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Aug. 5, 2025

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

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About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with qualification of MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on March 4, 2025. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	June 30,	March 31,	December 31,
	2025	2025	2024
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$22,026	$24,123	$25,778
Short-term investments	–	–	995
Accounts receivable	–	–	6
Interest receivable	63	81	73
Prepaid expenses and other current assets	659	335	240
Total current assets	22,748	24,539	27,092

Property and equipment, net	50	52	59
Long-term prepaid maintenance and supplies	30	91	91
Security deposit	14	14	14
Operating lease right-of-use asset	155	218	280
Financing lease right-of-use-asset	1,087	1,338	1,588
Total assets	$24,084	$26,252	$29,124

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$665	$761	$492
Accrued expenses	207	195	239
Accrued payroll related expenses	649	402	1,328
Current operating lease liability	124	184	260
Current financing lease liability	1,148	1,314	1,253
Deferred revenue	–	–	4
Total current liabilities	2,793	2,856	3,576

Long-term operating lease liability	–	–	22
Long-term financing lease liability	–	113	449
Total liabilities	2,793	2,969	4,047

Commitments and contingencies	–	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of June 30, 2025, March 31, 2025 and December 31, 2024	–	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 31,090 shares issued and outstanding as of June 30, 2025, 30,704 shares issued and outstanding as of March 31, 2025; and 30,540 shares issued and outstanding as of December 31, 2024	31	31	31
Additional paid-in capital	252,956	249,981	246,565
Other comprehensive income(loss)	–	–	1
Accumulated deficit	(231,696)	(226,729)	(221,520)
Total stockholders’ equity	21,291	23,283	25,077
Total liabilities and stockholders’ equity	$24,084	$26,252	$29,124

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2025	2025	2024	2025	2024
Revenue	$–	$4	$72	$4	$90
Cost of revenue	(62)	–	(74)	(62)	(107)
Gross margin	(62)	4	(2)	(58)	(17)

Operating expenses
Research and development	3,004	3,255	2,589	6,259	5,447
General and administrative	2,048	2,088	1,832	4,136	3,643
Selling and marketing	141	124	207	265	557
Total operating expenses	5,193	5,467	4,628	10,660	9,647

Loss from operations	(5,255)	(5,463)	(4,630)	(10,718)	(9,664)

Other income (expense)
Interest income	234	270	185	504	390
Accretion income	–	6	47	6	93
Interest expense	(18)	(21)	(35)	(39)	(74)
Other income, net	72	(1)	72	71	72
Total other income (expense), net	288	254	269	542	481

Net loss	$(4,967)	$(5,209)	$(4,361)	$(10,176)	$(9,183)

Net loss per common share, basic and diluted	$(0.17)	$(0.17)	$(0.16)	$(0.34)	$(0.35)

Weighted average number of common shares outstanding, basic and diluted	30,397	30,243	26,467	30,321	26,253

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2025	2025	2024	2025	2024
Net loss (GAAP)	$(4,967)	$(5,209)	$(4,361)	$(10,176)	$(9,183)
Depreciation and amortization	12	12	13	24	30
Stock-based compensation	1,278	1,009	987	2,287	2,011
Interest income	(234)	(270)	(185)	(504)	(390)
Accretion income	–	(6)	(47)	(6)	(93)
Interest expense	18	21	35	39	74
Other income, net	(72)	1	(72)	(71)	(72)
Net loss non-GAAP EBITDA	$(3,965)	$(4,442)	$(3,630)	$(8,407)	$(7,623)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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